SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported)                NOVEMBER 6, 1996
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                      MAGICWORKS ENTERTAINMENT INCORPORATED
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             (Exact name of registrant as specified in its charter)

                                    DELAWARE
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                 (State or other jurisdiction of incorporation)

            2-96614-D                                     87-0425513
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      (Commission File Number)                 (IRS Employer Identification No.)

                        930 WASHINGTON AVENUE, 5TH FLOOR
                              MIAMI BEACH, FLORIDA                      33139
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                    (Address of principal executive offices)          (Zip Code)

Registrant's telephone number, including area code      (305) 532-1566
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          (Former name or former address, if changed since last report)
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ITEM 4. On July 30, 1996, Shadow Wood Corporation, a Delaware corporation now known as Magicworks Entertainment Incorporated (the "Registrant"), merged (the "Merger") with Magicworks Entertainment Incorporated, a privately-held Florida corporation (the "Acquiree"). The Registrant was the survivor of the Merger, which resulted in a change in control of the Registrant.

            Immediately prior to the Merger, the Acquiree, which had been formed as a holding company to facilitate the consolidation of the operations of each of Diamond Bullet Merchandising, Inc., a Florida corporation, Touring Artists Group, Inc., a Florida corporation, Touring Artists Group, Inc., an Ohio corporation, Performing Arts Management of North Miami, Inc., a Florida corporation, Magic Promotions, Inc., a Florida corporation and Magic Promotion, Inc., an Ohio corporation, all of which shared common control, but which had operated previously as independent corporations (the foregoing corporations are referred to herein collectively as the "Constituent Corporations") acquired 100% of the capital stock of each of the Constituent Corporations (the "Consolidation").

            Ernst & Young LLP (Ernst & Young) acted as the independent auditors for certain of the Constituent Corporations in connection with a private placement transaction that closed on July 31, 1996 and in connection with a Registration Statement on Form S-1 which was filed on October 1, 1996. On November 6, 1996, the Registrant dismissed Ernst & Young as its independent auditors and in connection therewith retained Arthur Andersen LLP to act as its new independent auditing firm. The audit committee of the Registrant's Board of Directors recommended and approved the change in the Registrant's independent auditors.

            Ernst & Young's reports on the combined financial statements of Magicworks Entertainment and the combined financial statements of Magic Promotion, Inc. for the two years ended December 31, 1995 and the financial statements of Diamond Bullet Merchandising for the year ended December 31, 1995 did not contain any adverse opinions or disclaimers of opinion, nor were any of such reports qualified or modified as to uncertainty, audit scope or accounting principles.

            During two most recent fiscal years and subsequent interim period of Magicworks Entertainment, there were no disagreements between Magicworks Entertainment and Ernst & Young on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Ernest & Young, would have caused it to make reference to the subject matter of the disagreement in connection with its reports.

            None of the reportable events listed in Item 304(a)(1)(v) of Regulation S-K occurred with respect to the Registrant during the Registrant's two most recent fiscal years and the subsequent interim period preceding Ernst & Young's dismissal.

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            The Registrant has requested that Ernst & Young furnish the
Registrant with a letter addressed to the Securities and Exchange Commission stating whether Ernst & Young agrees or disagrees with the above statements. A copy of this letter is attached hereto as Exhibit 16.1.

ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
                 AND EXHIBITS

            (c)  EXHIBITS.

   EXHIBIT NO.                                  DESCRIPTION
----------------                                -----------
      16.1 Letter dated January 3, 1997, from Ernst & Young regarding concurrence or disagreement with statements made in this Current Report on Form 8-K

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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Amendment No. 1 to be signed on its behalf by the undersigned thereunto duly authorized.

                                                   MAGICWORKS ENTERTAINMENT
                                                   INCORPORATED

Dated:   January 3, 1997                           By:/S/BRAD KRASSNER
                                                      ----------------
                                                           Brad Krassner,
                                                      Co-Chairman of the Board
                                                     and Chief Executive Officer

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                                INDEX TO EXHIBITS

     EXHIBIT                                     DESCRIPTION
-----------------   ------------------------------------------------------------

      16.1 Letter dated January 3, 1997, from Ernst & Young LLP regarding concurrence or disagreement with statements made in this Current Report on Form 8-K.

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